1. ORGANIZATION	12 Months Ended
Sep. 30, 2013
Notes to Financial Statements
1. ORGANIZATION

Visualant, Inc. (the “Company” or “Visualant”) was incorporated under the laws of the State of Nevada on October 8, 1998 with authorized common stock of 500,000,000 shares at $0.001 par value. On September 13, 2002, 50,000,000 shares of preferred stock with a par value of $0.001 were authorized by the shareholders.  There are no preferred shares issued and the terms have not been determined. The Company’s executive offices are located in Seattle, Washington.

The Company has invented a way to shine light at a material (solid surface, liquid, or gas) and measure the amount of light that is reflected back. The pattern of this reflected light is compared to other patterns the Company has captured and this allows the Company to identify, detect, or diagnose materials that cannot be identified by the human eye. The Company refers to this pattern of reflected light as a ChromaID™. The Company designs ChromaID Scanner devices made with electronic, optical, and software parts to produce and capture the light.

The Company’s first product, the ChromaID F12 Lab Kit, scans and identifies solid surfaces. The Company is marketing this product to customers who are considering licensing the technology. Target markets include, but are not limited to, commercial paint manufacturers, pharmaceutical equipment manufacturers, process control companies, currency paper and ink manufacturers, security card, reader, and scanner manufacturers, food processing, and electronic gaming.

Through our wholly owned subsidiary, TransTech Systems, Inc., based in Aurora, Oregon, the Company provides value added security and authentication solutions to corporate and government security and law enforcement markets throughout the United States.

On November 11, 2013, the Company entered into a Services and License Agreement with Invention Development Management Company (“IDMC”), L.L.C., a Delaware limited liability company. IDMC is affiliated with Intellectual Ventures, which collaborates with inventors, partners with pioneering companies and invests both expertise and capital in the process of invention.

On June 10, 2013, the Company entered into a Purchase Agreement, Warrants, Registration Rights Agreement and Voting Agreement with Special Situations and forty other accredited investors pursuant to which we issued 52,300,000 shares of common stock at $0.10 per share for a total of $5,230,000, which amount includes the conversion of $500,000 in outstanding debt of the Company owed to one of its officers.  As part of the transaction which closed on June 14, 2013, the Company issued to the investors (i) five year Series A Warrants to purchase a total of 52,300,000 shares of common stock at $0.15 per share; and (ii) five year Series B Warrants to purchase a total of 52,300,000 shares of common stock at $0.20 per share. The transaction was entered into to strengthen our balance sheet, complete the purchase of our TransTech subsidiary, and provide working capital to support the rapid movement of our ChromaID technology into the marketplace.

The Company’s Joint Development Agreement with Sumitomo Precision Products Co., Ltd., which focuses on the commercialization of the ChromaID™ technology expired December 31, 2013. The parties are defining their future commercial relationship. The Company has an License Agreement providing SPP with an exclusive license of the ChromaID™ technology in identified Asian territories. SPP is publicly traded in Japan and has operations in Japan, United States, China, United Kingdom, Canada and other parts of the world.

To date, the Company been issued six patents by the United States Office of Patents and Trademarks.  See page 5 for more detailed information regarding the Company’s patents and business.